UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☒	Soliciting Material under §240.14a-12

Kinder Morgan Canada Limited
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KML ANNOUNCES PROXY STATEMENT MAILING FOR PEMBINA TRANSACTION

Special Meetings of KML Voting Shareholders and Preferred Shareholders to Approve Transaction Scheduled for December 10

CALGARY, ALBERTA, November 14, 2019 — Kinder Morgan Canada Limited (TSX: KML) announces the mailing this week of its information circular and proxy statement, together with the letters of transmittal and related proxy materials, to holders of KML restricted voting shares and special voting shares (together, Voting Shareholders) and holders of KML preferred shares (Preferred Shareholders) in connection with the special meeting of Voting Shareholders (the Voting Shareholders’ Meeting) and the special meeting of Preferred Shareholders (the Preferred Shareholders’ Meeting) to approve the proposed acquisition of KML’s outstanding common equity by Pembina Pipeline Corporation (TSX: PPL; NYSE: PBA) (Pembina) by way of a statutory arrangement under the Business Corporations Act (Alberta) (Arrangement). The mailing of the meeting materials was made in accordance with the terms of an interim order of the Court of Queen’s Bench of Alberta obtained on November 4, 2019. The Voting Shareholders’ Meeting and the Preferred Shareholders’ Meeting will be held on December 10, 2019 at the Grand Ballroom of the Metropolitan Conference Centre, 333—4th Avenue S.W., Calgary, Alberta at 9:00 a.m. and 10:00 a.m. (Calgary time), respectively. Copies of the proxy statement, letters of transmittal and forms of proxy have been filed on the SEC’s EDGAR system at www.sec.gov and under KML’s profile on SEDAR at www.sedar.com and posted on KML’s website at kindermorgancanadalimited.com.

The proxy statement contains important information regarding the Arrangement, how shareholders can vote at the applicable meeting and the background that led to the Arrangement,

including the reasons that led the board of directors of KML to unanimously determine that the Arrangement is fair to shareholders and is in the best interests of KML and to recommend that Voting Shareholders and Preferred Shareholders vote in favour of the Arrangement at the Voting Shareholders’ Meeting and the Preferred Shareholders’ Meeting, respectively.

Voting Shareholders and Preferred Shareholders of record at the close of business on October 23, 2019 will be entitled to vote at the applicable meeting in accordance with the voting rights corresponding to their shares.

At each of the Voting Shareholders’ Meeting and the Preferred Shareholders’ Meeting, Voting Shareholders and Preferred Shareholders, as applicable, will be asked to vote on a special resolution to approve the Arrangement pursuant to the arrangement agreement entered into between KML and Pembina effective as of August 20, 2019, as amended and restated effective as of September 10, 2019. A copy of the arrangement agreement has been filed on the SEC’s EDGAR system at www.sec.gov and under KML’s profile on SEDAR at www.sedar.com and posted on KML’s website at kindermorgancanadalimited.com

KML has retained Kingsdale Advisors to act as proxy solicitation agent and to answer information requests from shareholders. Kingsdale Advisors can assist shareholders with voting their shares and may be contacted toll-free at 1-866-581-0506 or by collect call outside of North America at 416-867-2272 or by email at contactus@kingsdaleadvisors.com.

About Kinder Morgan Canada Limited (TSX: KML). KML manages and is the holder of an approximately 30 percent minority interest in a portfolio of strategic energy infrastructure assets across western Canada.  Kinder Morgan, Inc. (NYSE: KMI) holds an approximately 70 percent majority voting interest in KML and a corresponding 70 percent economic interest in KML’s business and assets.  KML focuses on stable, fee-based energy transportation and storage assets that are central to the energy infrastructure of Western Canada. We strive to promote shareholder value by increasing utilization of our existing assets while controlling costs and operating in a safe and environmentally responsible way.  For more information visit kindermorgancanadalimited.com.

This news release includes “forward-looking information,” and “forward-looking statements” within the meaning of applicable securities laws (forward-looking statements).  Generally the words “expects,” “believes,” “anticipates,” “will,” “shall,” and similar expressions identify forward-looking statements, which are generally not historical in nature.  Forward-looking statements in this news release include statements, express or implied, concerning, without limitation: the proposed Arrangement, securityholder approvals of the Arrangement, including timing of the Voting Shareholders’ Meeting and Preferred Shareholders’ Meeting.  Forward-looking statements are not guarantees of performance. They involve significant risks, uncertainties and assumptions. Any forward-looking statements provided in this news release have been included for the purpose of providing information relating to management’s current expectations and plans for the future, are based on a number of significant assumptions and may not be appropriate, and should not be used, for any other purpose. Future actions, conditions or events may differ materially from those expressed in forward-looking statements. Many of the factors that will determine the successful closing of the Arrangement are beyond the ability of KML to control or predict. As noted above, the forward-looking statements in this release are based on a number of material assumptions, including among others those discussed in this news release or inherent in the factors highlighted below. Among other things, specific factors that could cause actual results to differ from those indicated in the forward-looking statements provided in this news release include, without limitation: the ability of the parties to receive, in a timely manner, the necessary regulatory, court, securityholder, stock exchange and other third-party approvals; and the ability of the parties to satisfy, in a timely manner, the other conditions to closing of the transactions, including the concurrent closing of the sale of the U.S.-regulated Cochin pipeline system by Kinder Morgan, Inc. to Pembina.

The foregoing list should not be construed to be exhaustive. In addition to the foregoing, important additional information respecting the material assumptions, expectations and risks applicable to forward-looking statements included in this news release are set out in KML’s press release dated December 3, 2018 regarding financial expectations for 2019 and KML’s Annual Report on Form 10-K for the year-ended December 31, 2018 (under the headings “Risk Factors,” “Information Regarding Forward-Looking Statements,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere) and KML’s subsequent reports, which are available through the SEC’s EDGAR system at www.sec.gov, under KML’s profile on SEDAR at www.sedar.com and on KML’s website at ir.kindermorgancanadalimited.com.  Shareholders and prospective investors are urged to review and carefully consider such information prior to making any investment decision in respect of their shares.  The risk factors applicable to KML could cause actual results to vary materially from those contained in any forward-looking statements. KML disclaims any obligation, other than as required by applicable law, to update the forward-looking statements included in this release.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The Arrangement anticipates that the offer and sale of Pembina shares will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) of the Securities Act. Consequently, such shares will not be registered under the Securities Act or any state securities laws in the U.S.

In connection with the Arrangement, KML filed a definitive proxy statement with the SEC, which is publicly available (and which was first mailed to KML shareholders on November 14, 2019), as well as other materials. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of the proxy statement and other materials at http://www.sec.gov, the SEC’s website, or from KML’s website (www.kindermorgancanadalimited.com) under the tab, “Investor Relations” and then under the heading “SEC Filings.”

KML and KMI, and their respective directors and certain of their executive officers, may be deemed, under SEC rules, to be participants in the solicitation of proxies from KML’s shareholders with respect to the proposed transaction. Information regarding KML’s officers and directors is included in KML’s definitive proxy statement for its 2019 annual meeting filed with the SEC on April 18, 2019. Information regarding KMI’s officers and directors is included in KMI’s definitive proxy statement for its 2019 annual meeting filed with the SEC on March 29, 2019. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, is set forth in the proxy statement and other materials filed with the SEC in connection with the proposed transaction.

CONTACTS
Media Relations	Investor Relations
(866) 775-5789	(800) 315-0578
media@kindermorgancanadalimited.com	kml_ir@kindermorgancanadalimited.com
www.kindermorgancanadalimited.com